Exhibit 10.24

EXECUTION COPY

AMENDMENT TO CREDIT AGREEMENT

KATMANDU COLLECTIONS, LLLP

FALCONS BEYOND GLOBAL, LLC

AND

FALCONS BEYOND GLOBAL, INC.

This Amendment to Credit Agreement (the “Amendment”), dated June 23, 2023, hereby amends that certain Credit Agreement between Infinite Acquisitions, LLLP (f/k/a Katmandu Collections, LLLP), a Nevada limited liability limited partnership (“Lender”), and Falcons Beyond Global, LLC, a Florida limited liability company (“Borrower”), dated as of December 30, 2021 (the “Credit Agreement”). Falcon’s Beyond Global, Inc., a Delaware corporation (“FBG”), is hereby joined as a party hereto. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Borrower and Lender have determined to enter into the Amendment to provide Lender with the right to transfer all or a portion of the amounts owed by Borrower to Lender to the equity holders of Lender (the “Transferred Debt”), at the Lender’s sole discretion;

WHEREAS, Borrower and Lender have agreed that, since Borrower and FBG are parties to that certain Amended and Restated Agreement and Plan of Merger by and among the Borrower, FBG and the other parties thereto (as the same may be amended from time to time, the “Merger Agreement”), in the event the transactions contemplated by the Merger Agreement are consummated, the holders of the Transferred Debt shall have the right to exchange such Transferred Debt for shares of preferred stock of FBG, which exchange shall, in the judgment of Borrower, Lender and FBG, be advantageous to all parties, including the former holders of the Transferred Debt;

Now therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged:

Each of Lender, Borrower and FBG hereby agree to add the following sections to the Credit Agreement:

“16. Transferability and Conversion.

(a) Borrower and Lender agree that Lender, in its sole discretion, shall have the right to transfer all or a portion of the amounts due hereunder from Borrower to Lender to the equity holders of Lender (any such transfer(s) are referred to herein as the “Debt Transfer(s),” all such transferred debt is referred to herein as the “Transferred Debt” and each equity holder is referred to herein as the “Debt Transferee”). Any Debt Transfer shall be effectuated by Lender to any recipient of such Debt Transfer by written notice of such transfer. Notwithstanding the foregoing or anything to the contrary herein, Lender shall not have the right to effectuate a Debt Transfer, except to the extent Lender has received from the applicable Debt Transferee a duly-executed IRS Form W-9 claiming a complete exemption from U.S. federal withholding taxes in respect of payments under this Note.

(b) Intentionally omitted.

(c) Borrower, Lender and FBG further agree that each Debt Transferee shall have the right to cause FBG to exchange such Debt Transferee’s Transferred Debt for certain shares of Series A Preferred Stock of FBG (such preferred stock, the “FBG Preferred” and such exchange, the “FBG Preferred Exchange”) at the Acquisition Merger Closing under the Merger Agreement. The FBG Preferred Exchange shall be effectuated by the Debt Transferee entering into an exchange agreement with FBG (the “Exchange Agreement”) within 20 days after the Registration Statement (as defined in the Merger Agreement) is declared effective under the Securities Act (as defined in the Merger Agreement). Subject to Section 16(d), no FBG Preferred Exchange shall be effected for a Debt Transferee’s Transferred Debt unless such Debt Transferee makes the election to effect such FBG Preferred Exchange within 20 days after the Registration Statement is declared effective by executing the Exchange Agreement. Any FBG Preferred Exchanges shall occur with no further action required by any of the parties to the Exchange Agreement concurrently with the Acquisition Merger Closing under the Merger Agreement. A Form of the Exchange Agreement is attached hereto as Exhibit A.

(d) Borrower, Lender and FBG further agree that to the extent that Debt Transferees representing a majority of the outstanding amount of the Transferred Debt, in the aggregate, agree to exchange their Transferred Debt within 20 days after the Registration Statement (as defined in the Merger Agreement) is declared effective under the Securities Act, the remaining amount of Transferred Debt not exchanged shall be automatically exchanged for shares of FBG Preferred concurrently with the Acquisition Merger Closing under the Merger Agreement without any further action required by the remaining Debt Transferees and such remaining Debt Transferees shall be deemed to have entered into the Exchange Agreement.

(e) Borrower, Lender and FBG further agree that upon consummation of the exchange of the Transferred Debt pursuant to an Exchange Agreement, FBG shall contribute the Transferred Debt to the Borrower in exchange of the Borrower (i) issuing to FBG a number of Preferred Units (as defined in the Merger Agreement) equal to the number of Exchange Shares (as defined in the Exchange Agreement) issued upon the exchange of the Transferred Debt, and (ii) paying to FBG an amount of cash equal to the amount of cash paid by FBG as Accrued Interest (as defined in the Exchange Agreement) upon the exchange of the Transferred Debt.

(f) Lender shall maintain a register for the recordation of the names and addresses of any assignee or transferee of all or any portion of the Note, and the commitments of, and principal amounts (and stated interest) of the Note owing to, each such assignee or transferee pursuant to the terms hereof from time to time (the “Register”). Notwithstanding anything to the contrary herein or in the Credit Agreement, the entries in the Register shall be conclusive absent manifest error, and the Borrower, the Lender and each assignee and transferee shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any assignee or transferee at any reasonable time and from time to time upon reasonable prior notice to Lender.

17. Withholding.

Any and all payments by the Borrower under this Note shall be made without deduction or withholding for any, except as required by applicable law. If any applicable law requires the deduction or withholding of any tax from any payment, as determined in good faith by the Borrower, then (i) the Borrower shall make such deduction or withholding, (ii) the Borrower shall notify the Lender of the payment of such deduction or withholding, and (iii) any amounts so deducted or withheld shall be treated for all purposes of this Note as having been paid to the Lender. On or before the date of the first payment hereunder (and thereafter (A) following any Debt Transfer made in accordance with Section 16, or (B) if reasonably requested by the Borrower), the Lender shall have delivered a duly completed and executed IRS Form W-9 to the Borrower, together with any with any attachments or certifications required in connection therewith, claiming a complete exemption from U.S. federal withholding taxes in respect of payments under this Note. The Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Issuer in writing of its legal inability to do so.”

Other than as specifically set forth herein, no other terms of the Credit Agreement are modified by this Amendment and all other such terms shall remain in full force and effect.

[SIGNATURE BLOCKS ON NEXT PAGE]

In witness whereof, the parties hereto have signed this Amendment to Credit Agreement as of the date first written above.

BORROWER:
Falcons Beyond Global, LLC

/s/ L. Scott Demerau
Name:	L. Scott Demerau
Title:	Executive Chairman

LENDER:
Infinite Acquisitions, LLLP

/s/ Lucas Demerau
Name:	Lucas Demerau
Title:	President

FBG:

Falcon’s Beyond Global, Inc.

/s/ L. Scott Demerau
Name:	L. Scott Demerau
Title:	Executive Chairman

EXHIBIT A

FORM OF EXCHANGE AGREEMENT

FORM OF EXCHANGE AGREEMENT

                     , 2023

The undersigned (the “Holder”) enters into this Exchange Agreement (this “Agreement”) with Falcon’s Beyond Global, Inc., a Delaware corporation (the “Company”), as of the date first written above.

WHEREAS, the Company has entered into a Merger Agreement with FAST Acquisition Corp. II, a Delaware corporation, Falcon’s Beyond Global, LLC, a Florida limited liability company (“Falcon’s”), and Palm Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (the “Merger Agreement”);

WHEREAS, the Company, Falcon’s and Infinite Acquisitions LLLP, a Nevada limited liability partnership (f/k/a Katmandu Collections) (“Infinite”), as lender under the Credit Agreement, as defined below have agreed that in the event the transactions contemplated by the Merger Agreement are consummated, the Holders shall have the right to exchange their Debt for the Company’s shares of Series A Preferred Stock, par value $[●] per share (“Exchange Shares”) at an exchange price of $10.00 per Exchange Share (the “Exchange Consideration”) and the Accrued Interest;

WHEREAS, the Company desires to exchange the Holder’s Debt (as defined below) for the Exchange Consideration set forth in the signature page hereto and Accrued Interest and the Holders desire to exchange their Debt for the Exchange Consideration and Accrued Interest;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the parties hereto agree as follows:

Article I

Exchange

Section 1.1 Exchange. On and subject to the terms set forth in this Agreement, on the Closing Date (as defined herein), the Holder agrees to deliver to the Company its respective portion of the amount due under that certain Credit Agreement by and between Infinite and Falcon’s, dated as of December 31, 2021 (as amended by Amendment No. 1 to the Credit Agreement, dated as of [ ], 2023, among Infinite, Falcon’s and the Company, the “Credit Agreement”), in exchange for, and the Company hereby agrees to issue to the Holder, the Exchange Shares specified for the Holder on the signature page hereto, plus an amount in cash equal to the accrued and unpaid interest in respect of the Holder’s Debt (as defined herein) from, and including, the most recent date on which interest thereon was paid, to the date of Closing (the “Accrued Interest”). The amounts delivered to the Company pursuant to the terms of this Agreement in exchange for the Exchange Shares and the Accrued Interest are referred to herein as the “Debt.” The transactions contemplated by this Agreement, including the issuance, delivery and acceptance of the Exchange Shares and the Accrued Interest and the exchange of the Debt are collectively referred to herein as the “Transactions”.

Section 1.2 Closing. Subject to the satisfaction (or waiver by the applicable parties) of the conditions set forth in Section 4.1 below, the closing of the Transactions (the “Closing”) will take place concurrently with the Acquisition Merger Closing under the Merger Agreement (the “Closing Date”). At the Closing, (a) the Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to the Debt, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto, including claims or rights under any voting trust agreements, shareholder agreements or other agreements (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to the Debt, free and clear of any Liens promptly following the delivery to the Holder of the Exchange Shares and the Accrued Interest, and (b) upon receipt thereof, (i) the Company shall deliver or cause to be delivered to the Holder the Accrued Interest, as specified on, and pursuant to the wire instructions provided by the Holder on the signature page hereto, and (ii) the Company shall issue to the Holder the number of Exchange Shares, free and clear of all Liens, specified for the Holder on the signature page hereto.

Article II

Covenants, Representations and Warranties of the Holders

The Holder hereby covenants as follows, and makes the following representations and warranties for itself, each of which is and shall be true and correct on the date hereof and on the Closing Date, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Title to the Debt. (a) The Holder holds the Debt (except some or all of the Accrued Interest), and, on the Closing Date, will hold all of the Debt; (b) the Holder has good, valid and marketable title to its Debt, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker); (c) the Holder has not, in whole or in part, except as described in the preceding clause (b), (i) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Debt or its rights, title or interest in or to its Debt or (ii) given any person or entity (other than the Holder) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Debt; and (d) upon the Holder’s delivery of its Debt to the Company pursuant to the Transactions, such Debt shall be free and clear of all Liens.

Section 2.2 Full Satisfaction of Obligations. The Holder acknowledges and agrees that upon issuance of the Exchange Shares, including payment of the Accrued Interest, the obligations of the Company to the Holder with respect to the Debt will have been satisfied in full.

Section 2.3 Further Action. The Holder agrees that it shall, upon request, execute and deliver any additional documents deemed by the Company or Falcon’s to be necessary or desirable to complete the Transactions.

Article III

Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holder and all such covenants, representations and warranties shall survive the Closing:

Section 3.1 Validity of the Exchange Shares. When delivered to the Holder pursuant to the Transactions against delivery of the Debt therefor in accordance with the terms of this Agreement, the Exchange Shares will (a) be validly issued, fully paid and non-assessable; (b) be free and clear of any Liens, except for Liens arising out of, under or in connection with applicable federal and state securities Laws,; (c) will be issued without any legends that restrict the transfer of such Exchange Shares under the U.S. federal securities laws and (d) will not be subject to any preemptive, participation, rights of first refusal or other similar rights (other than any such rights that will be waived prior to the Closing). Assuming the accuracy of the Holder’s representations and warranties hereunder, the Exchange Shares will be issued in compliance with all applicable state and federal laws.

Section 3.2 Listing Approval. At the Closing, the Exchange Shares shall be approved for listing on a national securities exchange.

Section 3.3 Registration of Shares. Prior to the Closing, the Exchange Shares shall be registered on a registration statement on Form S-4 (the “Registration Statement”), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), and such Registration Statement shall be declared effective in advance of the Closing and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn.

Article IV

Closing Conditions & Notification

Section 4.1 Conditions to Obligations of the Holder and the Company. The obligations of the Holder to deliver the Debt and of the Company to deliver the Exchange Shares and Accrued Interest are subject to: (a) the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Holder and the Company contained in Articles II and III, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing and each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date.

Section 4.2 Notification. The Holder hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect. The Company hereby covenants and agrees to notify the Holder upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect.

Article V

Miscellaneous

Section 5.1 Notice. All notices, requests, and other communications given, made or delivered pursuant to this Agreement shall be in writing and shall be deemed effectively given, made or delivered upon the earlier of actual receipt or: (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail (to the extent an electronic mail address is provided) during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. The addresses for any such notices shall be, unless changed by the applicable party via notice to the other parties in accordance herewith:

If to the Company:

To: Falcon’s Beyond Global, Inc.

6996 Piazza Grande Avenue, Suite 301

Orlando, Florida 32835

Attention: Scott Demerau and Cecil D. Magpuri

Telephone No.: (407) 909-9350

With a copy to: White & Case LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: Joel L. Rubinstein

Telephone No.: (212) 819-7642

If to the Holder, to the address on the signature page to this Agreement.

Section 5.2 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 5.3 Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (in the case of assignment by a Holder) or the Holder (in the case of assignment by the Company).

Section 5.4 Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the Transactions contemplated by and in this Agreement. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transactions contemplated hereby, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary, proper or advisable to consummate the Transactions contemplated hereby.

Section 5.5 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any non-compliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such non-compliance or breach.

Section 5.6 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 5.7 Governing Law; Waiver of Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules. Each of the Company and the Holder irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of the transactions contemplated by this Agreement.

Section 5.8 Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 5.9 Third Party Beneficiaries. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 5.10 Tax Forms. Each Holder shall deliver to the Company on or prior to the Closing a duly completed and executed Internal Revenue Service Form W-9.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

FALCON’S BEYOND GLOBAL, INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[LEGAL NAME OF HOLDER]:

By:
Name:
Title:
Address:
Email:

Exchange Shares: ______________________

Exchange Consideration: _________________

Holder Wire Instructions:

Account Number: _______________________

Routing Number: _______________________

[Signature Page to Exchange Agreement]